UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 23, 2007

TRULITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51696	20-1372858
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification No.)

5 HOUSTON CENTER
1401 McKINNEY STREET, SUITE 900
HOUSTON, TX 77010-4035
(Address of principal executive offices including Zip Code)

(713) 888-0660
(Registrant’s telephone number, including area code)

THREE RIVERWAY
SUITE 1050
HOUSTON, TEXAS 77056
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 23, 2007, the Board of Directors (the “Board”) of Trulite, Inc. (the “Company”) adopted the Amended and Restated Bylaws of the Company (the “Amended Bylaws”), which amend and restate the provisions of the Company’s Bylaws, as amended, in their entirety. The Amended Bylaws reflect the following changes, among others:

•
Notice Requirement for Stockholder Proposals. Language has been added setting out in greater detail the required procedures for annual meetings of the Company’s stockholders. Among other things, the Amended Bylaws require that notice be delivered to the Company (between 90 and 120 days before the anniversary of the immediately preceding annual meeting) of any business to be brought before an annual meeting by a stockholder. See Article I, Sections 2(d)-2(f).

•	No Cumulative Voting. Language has been added expressly disallowing cumulative voting on any and all matters. See Article I, Section 11.

•	Number of Directors.The minimum number of directors has been decreased from four (4) to three (3), while the maximum number of directors has been increased from 11 to 12. See Article II, Section 2.

•
Quorum for Board Meetings. The quorum requirement for the transaction of business at meetings of the Board has been reduced from two-thirds of the directors to a majority of the directors. See Article II, Section 8.

•
Removal of Directors. Language has been added clarifying the circumstances constituting cause for removal of a director. Additionally, the required shareholder vote for the removal of a director has been increased from a majority of shares then entitled to vote at an election of directors to two-thirds of shares then entitled to vote at an election of directors. See Article II, Section 11.

•
Interested Director Transactions. Language has been added allowing for the validation of transactions between the Company and one or more directors, provided that the directors’ interests have been disclosed to or are known by the Board, and that the transactions have been approved by a majority of non-interested directors. See Article II, Section 14.

•
Indemnification. The provisions for indemnification of directors and officers of the Company have been expanded to expressly provide for, among other things, the right of an indemnitee to bring suit against the Company for non-payment under the indemnification provisions. Language has also been added asserting the non-exclusivity of rights provided to persons covered by the indemnification provisions, as well as the right of the Company to indemnify and advance expenses to persons other than those specifically addressed by the indemnification provisions. See Article IV, Sections 3, 4, and 6, respectively.

•
No Preemptive Rights. With respect to the stock of the Company, language has been added stating that “[n]o stockholder or other person shall have any pre-emptive right whatsoever.” See Article V, Section 8.

The foregoing description of the amendments is only a summary thereof and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.6 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.6	Amended and Restated Bylaws of Trulite, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRULITE, INC.

Dated: May 30, 2007	By:	/s/Jonathan Godshall
Name: Jonathan Godshall
Title: President and Chief Executive Officer